SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2003

Coeur d’Alene Mines Corporation

(Exact Name of Registrant as Specified in Charter)

Idaho	1-8641	82-0109423

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”, Coeur d’Alene, Idaho	83816

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 769-8155

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On December 29, 2003, Coeur d’Alene Mines Corporation, an Idaho corporation (the “Company”), issued a press release announcing updated feasibility work at both its San Bartolome (Bolivia) silver project and Kensington (Alaska) gold project.

     The information contained in the Company’s press release, dated December 29, 2003 is included as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 5.

1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.

(c)	Exhibit

Exhibit No.	Description

99.1	Press Release issued December 29, 2003.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: December 29, 2003	By:	/s/ JAMES A. SABALA

Name: James A. Sabala Title: Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued December 29, 2003.

4